UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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 ☐ Preliminary Proxy Statement
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☐  Definitive Proxy Statement
 ☒ Definitive Additional Materials
 ☐ Soliciting Material Pursuant to §240.14a-12
LAM RESEARCH CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Control #
V57231-Z88213-P16278
LAM RESEARCH CORPORATION
ATTN: INVESTOR RELATIONS
4650 CUSHING PARKWAY
FREMONT, CALIFORNIA 94538
LAM RESEARCH CORPORATION
2024 Annual Meeting
Vote by November 4, 2024
11:59 PM ET
You invested in LAM RESEARCH CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on November 5, 2024.
Get informed before you vote
View the Notice and Proxy Statement and Annual Report Combined Document online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 22, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com.
If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
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Control #
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Vote Virtually at the Meeting*
November 5, 2024
9:30 A.M. PT
Virtually at:
www.virtualshareholdermeeting.com/LRCX2024
*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the
upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items
Board
Recommends
1. Election of Directors
Nominees:
1a. Sohail U. Ahmed For
1b. Timothy M. Archer For
1c. Eric K. Brandt For
1d. Ita M. Brennan For
1e. Michael R. Cannon For
1f. John M. Dineen For
1g. Mark Fields For
1h. Ho Kyu Kang For
1i. Bethany J. Mayer For
1j. Jyoti K. Mehra For
1k. Abhijit Y. Talwalkar For
2. Advisory vote to approve the compensation of the named executive officers of Lam Research, or “Say on Pay.” For
3. Ratification of the appointment of the independent registered public accounting firm for fiscal year 2025. For
NOTE: Other business that may properly come before the annual meeting (including any adjournment or postponement thereof) will be voted as the proxy holders deem advisable.
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